SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - June 21, 2005

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events
           ____________

           On June 21, 2005, Union National Financial
           Corporation's subsidiary, Union National Community Bank, formed a new mortgage company, Home Team Financial, LLC. The members of Home Team Financial, LLC are Union National Community Bank with a 98% ownership interest and John Neihart and Kevin Glackin who jointly have a 2% ownership interest in the new company. Mr. Neihart and Mr. Glackin, who presently own and operate Home Team Mortgage, Inc., a mortgage company located in Landisville, PA, initially will receive a greater proportion than Union National Community Bank of the net profit of the new company. In addition, in accordance with various agreements, Union National will begin to buy Mr. Neihart's and Mr. Glackin's interests in the company in 2011 and will complete this purchase over a total five-year period of time. Mr. Neihart's and Mr. Glackin's ownership interests and net profit distributions will be gradually reduced over the buyout period. The acquisition of their interests will be at amounts based on the future earnings of the company.

           On July 15, 2005, Home Team Financial, LLC acquired certain assets of Home Team Mortgage, Inc. and the employees of Home Team Mortgage, Inc. became employees of Home Team Financial, LLC. Mr. Neihart serves as President of Home Team Financial, LLC and Mr. Glackin serves as Executive Vice President of the entity and together they have the authority to manage the day-to-day operations of the company.

           It is currently anticipated that Home Team Financial, LLC will operate in a manner that is comparable with Home Team Mortgage, Inc.'s current operations. Currently, Home Team Mortgage, Inc. is offering mortgage brokerage services primarily in Pennsylvania, Maryland, Florida, Virginia and Michigan. Home Team Mortgage, Inc. generates a majority of their business through direct marketing to customers. It is anticipated that under the authority of Union National Community Bank's national charter, Home Team Financial, LLC will expand into additional states. It is also anticipated that Home Team Financial, LLC will also commence mortgage banking operations in addition to offering mortgage brokerage services.

                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: July 15, 2005         /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             President & Chief Executive Officer